HENNESSY MUTUAL FUNDS, INC	Hennessy Cornerstone Growth Fund
The Courtyard Square	("Cornerstone Growth Fund")
750 Grant Avenue, Suite 100	Hennessy Cornerstone Growth Fund, Series II
Novato, California 94945	("Cornerstone Growth Fund, Series II")
Telephone: 1-800-966-4354	Hennessy Cornerstone Value Fund
(the "Hennessy Mutual Funds")	("Cornerstone Value Fund")
Hennessy Focus 30 Fund
("Focus 30 Fund")
(each, a "Fund," and collectively, the "Funds")

STATEMENT OF ADDITIONAL INFORMATION
DATED JANUARY 31, 2004

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the current Prospectus of the Funds (“Fund Prospectus”), dated January 31, 2004. A copy of the Funds’ Prospectus may be obtained by calling or writing to the Funds at the telephone number or address shown above.

TABLE OF CONTENTS

INVESTMENT POLICIES AND LIMITATIONS	1
DIRECTORS AND OFFICERS	6
MANAGEMENT OF THE FUNDS	11
PORTFOLIO TRANSACTIONS	16
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	18
VALUATION OF SHARES	18
ADDITIONAL INFORMATION ABOUT DIVIDENDS AND TAXES	19
PERFORMANCE INFORMATION	20
ANTI-MONEY LAUNDERING PROGRAM	26
OTHER INFORMATION	26

The following financial statements are incorporated by reference to the Annual Report, dated September 30, 2003, of Hennessy Mutual Funds (File No. 811-07695) as filed with the Securities and Exchange Commission on December 8, 2003:

•	Statements of Assets and Liabilities

•	Statements of Operations

•	Statements of Changes in Net Assets

•	Financial Highlights

•	Schedules of Investments

•	Notes to the Financial Statements

•	Report of Independent Accountants

A copy of the Annual Report may be obtained, without charge, by calling the toll-free telephone number shown above.

1

INVESTMENT POLICIES AND LIMITATIONS

        The following supplements the information contained in the Fund Prospectus concerning the investment policies and limitations of the Funds. Effective June 30, 2000, Hennessy Advisors, Inc. (formerly Edward J. Hennessy, Incorporated) (the “Manager”) became the investment adviser to each Fund. Previously, Netfolio, Inc. (formerly O’Shaughnessy Capital Management, Inc.) served as investment adviser to the Cornerstone Growth Fund and Cornerstone Value Fund. See “Management of the Funds.” Effective March 27, 2000, the O’Shaughnessy Aggressive Growth Fund and the O’Shaughnessy Dogs of the Market™ Fund were merged into the Cornerstone Growth Fund and the Cornerstone Value Fund, respectively. The Focus 30 Fund commenced operations on September 17, 2003. The Cornerstone Growth Fund, Series II is newly organized.

        On June 30, 2000, O’Shaughnessy Capital Management, Inc. sold certain of its assets and licensed certain of its proprietary processes to the Manager (the “Transaction”). As part of the Transaction, the Manager became the new investment adviser of the Cornerstone Growth Fund and Cornerstone Value Fund. The new investment manager agreement was approved by the Funds’ shareholders on June 30, 2000. The Focus 30 Fund and Cornerstone Growth Fund, Series II were added to the investment management agreement effective July 22, 2003 and January 31, 2004, respectively.

        SPECIAL CONSIDERATION RELATING TO DEPOSITORY RECEIPTS. As noted in the Fund Prospectus, the Cornerstone Growth Fund, Cornerstone Growth Fund, Series II and Cornerstone Value Fund may each invest in the securities of foreign issuers, including American Depository Receipts (“ADRs”). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of the Funds’ investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR evidencing ownership of common stock will be treated as common stock. The Focus 30 Fund does not invest in ADRs or foreign securities.

        Many of the foreign securities held in the form of ADRs by the Cornerstone Growth Fund, Cornerstone Growth Fund, Series II and Cornerstone Value Fund are not registered with the Securities and Exchange Commission (“SEC”), nor are the issuers thereof subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by these Funds than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

        Investment income on certain foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the U.S. and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which a Fund would be subject.

        ILLIQUID SECURITIES. Although it is not expected that the Funds will invest in illiquid securities, each of the Funds may invest up to 15% of its net assets in illiquid securities. The term illiquid securities for this purpose means securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed, put to the issuer or a third party, which do not mature within seven days, or which the Manager, in accordance with guidelines approved by the Board of Directors, has not determined to be liquid and includes, among other things, repurchase agreements maturing in more than seven days.

        Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 (“1933 Act”). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

        In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

        Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities held by a Fund, however, could affect adversely the marketability of such Fund securities and a Fund might be unable to dispose of such securities promptly or at favorable prices.

        The Board of Directors has delegated the function of making day-to-day determinations of liquidity to the Manager pursuant to guidelines approved by the Board. The Manager takes into account a number of factors in reaching liquidity decisions, including but not limited to: (i) the frequency of trades for the security; (ii) the number of dealers that make quotes for the security; (iii) the number of dealers that have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Manager monitors the liquidity of restricted securities in each Fund and reports periodically on such decisions to the Board of Directors.

        REPURCHASE AGREEMENTS. Each Fund may enter into a repurchase agreement through which an investor (such as the Fund) repurchases a security (known as the “underlying security”) from a well-established securities dealer or bank that is a member of the Federal Reserve System. Any such dealer or bank will be on the Fund’s approved list. Each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Manager to present minimum credit risks in accordance with guidelines established by the Fund’s Board of Directors. The Manager will review and monitor the creditworthiness of those institutions under the Board’s general supervision.

        At the time of entering into the repurchase agreement, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. Each Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund’s investment guidelines would allow it to purchase directly; (ii) the market value of the underlying security will at all times be equal to at least 102% of the value of the repurchase agreement; and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund’s custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including (1) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of access to income during this period; and (3) expenses of enforcing its rights.

        LENDING OF FUND SECURITIES. In accordance with applicable law, each Fund may lend portfolio securities (representing not more than 33-1/3% of its total assets) to banks, broker-dealers or financial institutions that the Manager deems qualified to earn additional income, but only when the borrower maintains with the Fund’s custodian bank collateral either in cash or money market instruments in an amount equal to at least 102% of the market value of the securities loaned, determined on a daily basis and adjusted accordingly. There may be risks of delay in recovery of the securities and capital or even loss of rights in the collateral should the borrower of the securities default on its obligation to return borrowed securities because of insolvency or otherwise. However, loans will only be made to borrowers deemed by the Manager to be of good standing and when, in the judgment of the Manager, the consideration which can be earned currently from such securities loan justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Directors. During the period of the loan the Manager will monitor all relevant facts and circumstances, including the creditworthiness of the borrower. A Fund will retain authority to terminate any loan at any time. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. A Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. A Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Fund’s interest.

        CASH AND SHORT-TERM SECURITIES. Each Fund may temporarily invest a portion of its total assets in cash or liquid short-term securities pending investment of such assets in stocks in accordance with the Fund’s investment strategy, or to meet redemption requests. The Manager will not generally use investments in cash and short-term securities for temporary defensive purposes.

        Short-term securities in which the Funds may invest include certificates of deposit, commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor’s Corporation or Prime-1 or Prime-2 by Moody’s Investors Service, Inc., obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and repurchase agreements involving such securities. Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to know lending rates and automatically adjusted when such lending rates change.

        The Manager does not expect assets invested in cash or liquid short-term securities to exceed 5% of any Fund’s total assets at any time.

        BORROWING. Each Fund may borrow money in an amount up to 33% of its total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge assets in connection with such borrowing. The borrowing policy is a fundamental policy of each Fund, which cannot be changed with respect to a Fund without shareholder approval as described in “Investment Limitations” below.

        INVESTMENT LIMITATIONS. The investment restrictions set forth below are fundamental policies of each Fund, which cannot be changed with respect to a Fund without the approval of the holders of a majority of the outstanding voting securities of that Fund, as defined in the Investment Company Act of 1940 (the “1940 Act”) as the lesser of: (i) 67% or more of the Fund’s voting securities present at a meeting of shareholders, if the holders of more than 50% of the Fund’s outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time an investment is made; a later increase or decrease in percentage resulting from changes in values or net assets will not be deemed to be an investment that is contrary to these restrictions, except for the policies regarding borrowing and illiquid securities or as otherwise noted. Pursuant to such restrictions and policies, no Fund may:

        (1)        make an investment in any one industry if the investment would cause the aggregate value of the Fund’s investment in such industry to exceed 25% of the Fund’s total assets, except that this policy does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government Securities”), certificates of deposit and bankers’ acceptances;

        (2)        purchase securities of any one issuer (except U.S. Government Securities), if as a result at the time of purchase more than 5% of the Fund’s total assets would be invested in such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, except that 25% of the total assets of the Fund may be invested without regard to this limitation;

        (3)        purchase securities on margin, except for short-term credit necessary for clearance of Fund transactions and except that a Fund may use options or futures strategies and may make margin deposits in connection with its use of options, futures contracts and options on futures contracts;

        (4)        purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interested therein;

        (5)        purchase or sell commodities or commodity contracts, except to the extent described in the Fund Prospectus and this SAI with respect to futures and related options;

        (6)        make loans, except through loans of Fund securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper and commercial paper master notes, certificates of deposit, bankers’ acceptances and other fixed income securities as described in the Fund Prospectus and this SAI shall not be deemed to be the making of a loan, and provided further that the lending of Fund securities and repurchase agreements may be made only in accordance with applicable law and the Fund Prospectus and this SAI as it may be amended from time to time;

        (7)        borrow money or issue senior securities, except that each Fund may borrow an amount up to 33-1/3% of its respective total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge its assets in connection with such borrowing. The Funds may not pledge their assets other than to secure such borrowings or, to the extent permitted by the Funds’ investment policies as set forth in the Fund Prospectus and this SAI, as they may be amended from time to time, in connection with hedging transactions, short-sales, when-issued and forward commitment transactions and similar investment strategies. For purposes of this restriction, the deposit of initial or maintenance margin in connection with futures contracts will not be deemed to be a pledge of the assets of a Fund;

        (8)        underwrite securities of other issuers except insofar as the Fund technically may be deemed to be an underwriter under the 1933 Act, as amended, in selling portfolio securities;

        The following investment restrictions (or operating policies) may be changed with respect to a Fund by the Board of Directors without shareholder approval. No Fund may:

        (1)        make investments for the purpose of exercising control or management;

        (2)        make short sales of securities or maintain a short position, except to the extent permitted by applicable law;

        (3)        purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law;

        (4)        invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the 1933 Act and determined to be liquid by the Board of Directors are not subject to the limitations set forth in this investment restriction (4);

        (5)        write, purchase or sell puts, call straddles, spreads or combinations thereof, except to the extent permitted in the Fund Prospectus and this SAI, as they may be amended from time to time.

DIRECTORS AND OFFICERS

        As a Maryland corporation, the business and affairs of Hennessy Mutual Funds are managed by its Officers under the direction of its Board of Directors. The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the Directors and Officers of Hennessy Mutual Funds are as follows:

	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Director(1)	Other Directorships Held by Director
"Disinterested Persons"
J. Dennis DeSousa Age: 67 Address: c/o Hennessy Advisors, Inc. The Courtyard Square 750 Grant Avenue, Suite 100 Novato, CA 94945	Director	Indefinite, until successor elected 3 years	Currently a real estate investor; owner of North Bay Television, Inc. from 1985 through 1999.	6	None.
Robert T. Doyle Age: 56 Address: c/o Hennessy Advisors, Inc. The Courtyard Square 750 Grant Avenue, Suite 100 Novato, CA 94945	Director	Indefinite, until successor elected 3 years	Currently the Sheriff of Marin County, California (since 1996) and has been employed in the Marin County Sheriff's Office in various capacities since 1969.	6	None.
Harry F. Thomas Age: 56 Address: c/o Hennessy Advisors, Inc. The Courtyard Square 750 Grant Avenue, Suite 100 Novato, CA 94945	Director	Indefinite, until successor elected 3 years	Currently a high school mathematics teacher and retired business executive; Managing Director of Emplifi, Inc., a consulting firm, from 1999 through 2001; Vice President and Manager of Employee Benefit Trust Operation of Wells Fargo Bank from 1997 through 1999; and Trust Systems Manager and Vice President of Wells Fargo Bank since 1992.	6	None.

(1)	The Cornerstone Growth Fund, the Cornerstone Growth Fund, Series II, the Cornerstone Value Fund, the Focus 30 Fund and two series of Hennessy Funds, Inc., the Hennessy Balanced Fund and the Hennessy Total Return Fund, are the only funds in the fund complex.

	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Director(1)	Other Directorships Held by Director
"Interested Persons" (as defined in the 1940 Act)
Neil J. Hennessy (2) Age: 48 Address: c/o Hennessy Advisors, Inc. The Courtyard Square 750 Grant Avenue, Suite 100 Novato, CA 94945	Director, President and Treasurer	Director: Indefinite, until successor elected 3 years As Officer: 1 year term 3 years	President of the Manager since 1989; President and Treasurer of Hennessy Funds, Inc. since 1996.	6	Director of the Manager.
Frank Ingarra, Jr. (2) Age: 32 Address: c/o Hennessy Advisors, Inc. The Courtyard Square 750 Grant Avenue, Suite 100 Novato, CA 94945	Assistant Portfolio Manager and Vice President	1 year term 1 year
Assistant Portfolio Manager for the Manager from
March 2002 to the present; from August 2000 through
March 2002, Mr. Ingarra was the Head Trader for the
Manager; from March 2002 to the present, Mr. Ingarra
has been a Vice President of Hennessy Funds, Inc.;
from July 1999 through August 2000, Mr. Ingarra was
the Vice President and lead trader for O'Shaughnessy
Capital Management; from May 1998 through July 1999,
Mr. Ingarra was an Assistant Vice President and
Equity Trader for O'Shaughnessy Capital Management;
and from October 1997 through May 1998, Mr. Ingarra
was employed in the Targeted Marketing Group of
			Publishers Clearing House.	N/A	N/A

(1)	The Cornerstone Growth Fund, the Cornerstone Growth Fund, Series II, the Cornerstone Value Fund, the Focus 30 Fund and two series of Hennessy Funds, Inc., the Hennessy Balanced Fund and the Hennessy Total Return Fund, are the only funds in the fund complex.

(2)	All Officers of Hennessy Mutual Funds and employees of the Manager are interested persons (as defined in the 1940 Act) of Hennessy Mutual Funds.

	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Director(1)	Other Directorships Held by Director
"Interested Persons" (as defined in the 1940 Act)
Teresa M. Nilsen (2) Age: 37 Address: c/o Hennessy Advisors, Inc. The Courtyard Square 750 Grant Avenue, Suite 100 Novato, CA 94945	Executive Vice President, and Secretary	1 year term 3 years
Currently Executive Vice President, Chief Financial
Officer and Secretary of the Manager; Ms. Nilsen has
been the corporate secretary and a financial officer
of the Manager since 1989; Ms. Nilsen has been an
officer of Hennessy Funds, Inc. since 1996,
currently she is Executive Vice President and
			Secretary.	N/A	Director of the Manager.
Daniel Steadman (2) Age: 47 Address: c/o Hennessy Advisors, Inc. The Courtyard Square 750 Grant Avenue, Suite 100 Novato, CA 94945	Executive Vice President and Assistant Secretary	1 year term 3 years
Executive Vice President of the Manager, from 2000
to the present; Vice President of Westamerica Bank
from 1995 through 2000; Mr. Steadman has been
Executive Vice President of Hennessy Funds, Inc.
			since 1999.	N/A	Director of the Manager.

(1)	The Cornerstone Growth Fund, the Cornerstone Growth Fund, Series II, the Cornerstone Value Fund, the Focus 30 Fund and two series of Hennessy Funds, Inc., the Hennessy Balanced Fund and the Hennessy Total Return Fund, are the only funds in the fund complex.

(2)	All Officers of Hennessy Mutual Funds and employees of the Manager are interested persons (as defined in the 1940 Act) of Hennessy Mutual Funds.

        Pursuant to the terms of the Management Agreement (defined below) with Hennessy Mutual Funds, the Manager, on behalf of the Funds, pays the compensation of all Officers and Directors who are affiliated persons of the Manager.

        Hennessy Mutual Funds pays Directors who are not interested persons of Hennessy Mutual Funds (each, a “Disinterested Director”) fees for serving as Directors. Specifically, Hennessy Mutual Funds pay each Disinterested Director a $1,400 fee for each meeting of the Board of Directors attended. Each Fund pays one-fourth of the foregoing fees.

        The table below sets forth the compensation paid by Hennessy Mutual Funds to each of the current Directors of Hennessy Mutual Funds for services as directors during the fiscal year ended September 30, 2003:

COMPENSATION TABLE

Name of Person	Aggregate Compensation from Hennessy Mutual Funds	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Hennessy Mutual Funds and Fund Complex (1) Paid to Directors
"Disinterested Persons"
J. Dennis DeSousa	$2,800	$0	$0	$5,600
Robert T. Doyle	$2,800	$0	$0	$5,600
Harry F. Thomas	$2,800	$0	$0	$5,600
"Interested Persons" (as defined in the 1940 Act)
Neil J. Hennessy	$0	$0	$0	$0

(1)	The Cornerstone Growth Fund, the Cornerstone Growth Fund, Series II, the Cornerstone Value Fund, the Focus 30 Fund and two series of Hennessy Funds, Inc., the Hennessy Balanced Fund and the Hennessy Total Return Fund, are the only funds in the fund complex.

        Because the Manager and the Administrator perform substantially all of the services necessary for the operation of the Funds, the Funds require no employees. No officer, director or employee of the Manager or the Administrator receives any compensation from the Funds for acting as a Director or Officer.

        As of December 31, 2003, the Officers and Directors of Hennessy Mutual Funds as a group (8 persons) owned an aggregate of less than 1% of the outstanding shares of each Fund.

        As of December 31, 2003, the following shareholders owned more than 5% of the outstanding voting securities of:

Cornerstone Growth Fund:

Charles Schwab & Co., Inc.	63.06%
San Francisco, CA 94104-4122
National Financial Services LLC	20.21%
New York, NY 10281-1003
National Investor Services Corp., for the Exclusive Benefit of Customers	5.45%
New York, NY 10041-0028

Cornerstone Value Fund:

Charles Schwab & Co., Inc.	36.32%
San Francisco, CA 94104-4122
National Financial Services LLC	16.45%
New York, NY 10281-1003
National Investor Services Corp., for the Exclusive Benefit of Customers	5.89%
New York, NY 10041-0028

Focus 30 Fund:

Charles Schwab & Co., Inc., for the Exclusive Benefit of Customer	62.91%
San Francisco, CA 94104-4122
National Financial Services LLC, for the Exclusive Benefit of Customers	17.76%
New York, NY 10281-1003
National Investor Services FBO, for the Exclusive Benefit of Customers	11.49%
New York, NY 10041-0028

        The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Cornerstone Growth Fund, the Cornerstone Growth Fund, Series II, the Cornerstone Value Fund and the Focus 30 Fund as of December 31, 2003:

Name of Director	Dollar Range of Equity Securities in the Cornerstone Growth Fund	Dollar Range of Equity Securities in the Cornerstone Growth Fund, Series II	Dollar Range of Equity Securities in the Cornerstone Value Fund	Dollar Range of Equity Securities in the Focus 30 Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies (1)
"Disinterested Persons"
J. Dennis DeSousa	$0	$0	$0	$0	$10,001-50,000
Robert T. Doyle	$0	$0	$0	$0	$10,001-50,000
Harry F. Thomas	$0	$0	$0	$0	$0
"Interested Persons" (as defined in the 1940 Act)
Neil J. Hennessy	$10,001-$50,000	$0	$10,001-50,000	$0	$50,001-over

(1)	The Cornerstone Growth Fund, the Cornerstone Growth Fund, Series II, the Cornerstone Value Fund, the Focus 30 Fund and two series of Hennessy Funds, Inc., the Hennessy Balanced Fund and the Hennessy Total Return Fund, are the only funds in the fund complex.

        None of the Directors who are Disinterested Directors, or any members of their immediate family, own shares of the Manager or companies, other than registered investment companies, controlled by or under common control with the Manager.

MANAGEMENT OF THE FUNDS

        THE MANAGER. The Manager acts as the investment manager of each Fund pursuant to a management agreement with Hennessy Mutual Funds on behalf of each Fund (the “Management Agreement”). Under the Management Agreement, Hennessy Mutual Funds pays the Manager a fee in respect of each Fund, computed daily and payable monthly, at the annual rate of each Fund’s average daily net assets as shown below:

Cornerstone Growth Fund	0.74%
Cornerstone Growth Fund, Series II	0.74%
Cornerstone Value Fund	0.74%
Focus 30 Fund	1.00%

The Manager is controlled by Neil J. Hennessy, who currently owns 40.1% of the outstanding voting securities of the Manager.

        Pursuant to the Management Agreement, the Manager is responsible for investment management of each Fund’s portfolio, subject to general oversight by the Board of Directors, and provides the Funds with office space. In addition, the Manager is obligated to keep certain books and records of the Funds. In connection therewith, the Manager furnishes each Fund with those ordinary clerical and bookkeeping services that are not being furnished by the Funds’ custodian, administrator or transfer and dividend disbursing agent.

        Under the terms of the Management Agreement, each Fund bears all expenses incurred in its operation that are not specifically assumed by the Manager, the Administrator (as defined below) or the Distributor (as defined below). General expenses of Hennessy Mutual Funds not readily identifiable as belonging to one of the Funds are allocated among the Funds by or under the direction of the Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by each Fund include, but are not limited to, the following (or the Fund’s allocated share of the following): (i) the cost (including brokerage commissions, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (ii) investment management fees; (iii) organizational expenses; (iv) filing fees and expenses relating to the registration and qualification of Hennessy Mutual Funds or the shares of a Fund under federal or state securities laws and maintenance of such registrations and qualifications; (v) fees and expenses payable to Disinterested Directors; (vi) taxes (including any income or franchise taxes) and governmental fees; (vii) costs of any liability, directors’ and officers’ insurance and fidelity bonds; (viii) legal, accounting and auditing expenses; (ix) charges of custodian, transfer agent and other agents; (x) expenses of setting in type and providing a camera-ready copy of the Fund Prospectus and supplements thereto, expenses of setting in type and printing or otherwise reproducing statements of additional information and supplements thereto and reports and proxy materials for existing shareholders; (xi) any extraordinary expenses (including fees and disbursements of counsel) incurred by Hennessy Mutual Funds or the Fund; (xii) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; and (xiii) costs of meetings of shareholders. The Manager may voluntarily waive its management fee or subsidize other Fund expenses. This may have the effect of increasing a Fund’s return.

        Under the Management Agreement, the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by Hennessy Mutual Funds or any Fund in connection with the performance of the Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

        The Management Agreement has an initial term of two years and may be renewed from year to year thereafter so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Management Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement may be terminated by Hennessy Mutual Funds with respect to a Fund or by the Manager upon 60 days’ prior written notice.

        During the fiscal years ended September 30, 2003, 2002 and 2001, the Cornerstone Growth Fund, Cornerstone Value Fund and Focus 30 Fund paid the following fees pursuant to the Management Agreement. For the same period, the Manager did not reimburse fees and expenses of any of the Funds.

Advisory Fees Paid to Advisor

	2003	2002	2001
Cornerstone Growth Fund	$3,912,311	$1,764,403	$1,167,643
Cornerstone Value Fund	$137,687	$147,106	$155,058
Focus 30 Fund*	$12,191	N/A	N/A

_____________

*	The Focus 30 Fund commenced operations on September 17, 2003 when it acquired the assets of, and assumed the liabilities of, the SYM Select Growth Fund, a former series of Advisors Series Trust. The Manager was not the investment manager to the SYM Select Growth Fund.

        In reapproving the Management Agreement, the Board of Directors considered a number of factors, including, but not limited to, the following:

•	the nature and quality of the services offered by the Manager;

•	the reasonableness of the compensation payable to the Manager;

•	the Manager's personnel, operations and financial condition;

•	the Manager's portfolio management, monitoring and evaluation and the Funds' performance; and

•	each Fund's expense ratio.

        Based upon its review, the Board concluded that the Manager had the capabilities, resources and personnel necessary to manage the Funds effectively. Further, the Board concluded that based on the services the Manager would be required to render under the Management Agreement, that the compensations to be paid to the Manager was fair and reasonable. Thus, the Board of Directors concluded that it would be in the best interests of the Funds to continue the Management Agreement with the Manager.

        The Cornerstone Growth Fund, Cornerstone Growth Fund, Series II and Cornerstone Value Fund and the Manager have entered into a servicing agreement (the “Servicing Agreement”). Pursuant to the Servicing Agreement, the Manager will provide administrative support services to these Funds consisting of:

•	maintaining an "800" number which current shareholders may call to ask questions about the Funds or their accounts with the Funds;

•	assisting shareholders in processing exchange and redemption requests;

•	assisting shareholders in changing dividend options, account designations and addresses;

•	responding generally to questions of shareholders; and

•	providing such other similar services as the Funds may request.

        For such services, each of the Cornerstone Growth Fund, Cornerstone Growth Fund, Series II and Cornerstone Value Fund pays an annual fee to the Manager equal to 0.10% of its average daily net assets.

        The Servicing Agreement may be terminated by either party thereto upon sixty days’ written notice to the other party, and will be terminated if its continuance is not approved with respect to each Fund at least annually by a majority of those Directors who are not parties thereto or “interested persons” (as such term is defined in the 1940 Act) of any such party.

        During the fiscal year ended September 30, 2003, the Cornerstone Growth Fund and Cornerstone Value Fund paid the Manager $528,691 and $18,606, respectively, pursuant to the Servicing Agreement.

        THE ADMINISTRATOR. Hennessy Mutual Funds, on behalf of the Funds, has retained U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202 (the “Administrator”) to provide administration services to each Fund pursuant to an administration agreement between Hennessy Mutual Funds and the Administrator (the “Administration Agreement”). The Administrator and the Funds’ custodian, U.S. Bank, N.A., are affiliates of each other. The Administration Agreement provides that the Administrator will furnish the Funds with various administrative services including, among others: the preparation and coordination of reports to the Board of Directors; preparation and filing of securities and other regulatory filings (including state securities filings); marketing materials, tax returns and shareholder reports; review and payment of fund expenses; monitoring and oversight of the activities of the Funds’ other servicing agents (i.e., transfer agent, custodian, accountants, etc.); maintaining books and records of the Funds; and administering shareholder accounts. In addition, the Administrator may provide personnel to serve as officers of Hennessy Mutual Funds. The salaries and other expenses of providing such personnel are borne by the Administrator. Prior to July 1, 2002, for its services, each of the Cornerstone Growth Fund and Cornerstone Value Fund paid the Administrator a fee each month, at the annual rates indicated below: of 0.08% of the first $200 million of a Fund’s average daily net assets, 0.07% on the next $500 million of such net assets, and 0.05% of each Fund’s average daily net assets in excess of $700 million. Effective July 1, 2002, for all services provided pursuant to the Administration Agreement, Fund Accounting Services Agreement (see below), Custodian Agreement (see below) and Transfer Agent Agreement (see below), the Administrator and its affiliates receive from each Fund an annual fee, paid monthly, equal to 0.27% of the first $500,000,000 of such Fund’s average net assets, 0.25% of the next $250,000,000 of such Fund’s average net assets, 0.23% of the next $250,000,000 of such Fund’s average net assets and 0.21% of such Fund’s average net assets in excess of $1,000,000,000,000. The Administration Agreement will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of Hennessy Mutual Funds upon the giving of 90 days’ written notice to the Administrator, or by the Administrator upon the giving of 90 days’ written notice to Hennessy Mutual Funds.

        During the fiscal years ended September 30, 2003, 2002 and 2001, the Administrator received the following amount in administration fees from the Funds and waived no fees.

Administration Fees

September 30, 2003	$1,465,075
September 30, 2002	$ 393,948
September 30, 2001	$ 156,001

        Hennessy Mutual Funds, on behalf of the Funds, has retained the Administrator to provide fund accounting services to each Fund pursuant to a Fund Accounting Servicing Agreement between Hennessy Mutual Funds and the Administrator (the “Fund Accounting Servicing Agreement”). Prior to July 1, 2002, for its accounting services, each of the Cornerstone Growth Fund and Cornerstone Value Fund paid the Administrator a fee each month based on the total annual rate of $22,000 for the first $40 million of average net assets, ..01% on the next $200 million of average net assets, and .005% on average net assets exceeding $240 million. The Funds also paid the Administrator for certain of its out-of-pocket expenses, including pricing expenses. Effective July 1, 2002, for its accounting services, Administrator and its affiliates are entitled to receive fees, payable monthly, based on the fee schedule set forth above under “THE ADMINISTRATOR.” During the fiscal years ended September 30, 2002 and 2001, the Administrator received the following in fund accounting fees from the Cornerstone Growth Fund and Cornerstone Value Fund. The Focus 30 Fund commenced operations on September 17, 2003. The Cornerstone Growth Fund, Series II is newly-organized.

Fund Accounting Fees

September 30, 2002	$48,524
September 30, 2001	$60,314

        THE DISTRIBUTOR. Hennessy Mutual Funds, on behalf of the Funds, has retained Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202 (the “Distributor”) to provide, on a best efforts basis, distribution-related services to each Fund in connection with the continuous offering of the Fund’s shares. The Distributor may distribute the shares of the Funds through other broker-dealers with which it has entered into agreements. For its services, the Funds paid the Distributor the following fees during the fiscal years ended September 30, 2003, 2002 and 2001.

Distribution Fees

September 30, 2003	$54,822
September 30, 2002	$25,261
September 30, 2001	$17,867

        CODE OF ETHICS. Hennessy Mutual Funds, the Manager and Hennessy Funds, Inc. have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. This Code of Ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by Hennessy Mutual Funds. This Code of Ethics, with certain exceptions, generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.

        PROXY VOTING POLICY. Each of the Funds invests pursuant to investment formulas and as such tend not to be long-term investors. Additionally, the Funds do not consider matters brought before the shareholders of companies in which the Funds invest to be material to the investment performance of the Funds because the Funds invest pursuant to investment formulas. Accordingly, it is the policy of the Funds not to vote proxies relating to its portfolio securities. Commencing August 30, 2004, information on how the Funds voted proxies during the most recent 12-month period ended June 30, 2004 will be available on the Funds’ website at http://www.hennessyfunds.com or the website of the Securities and Exchange Commission at http://www.sec.gov.

PORTFOLIO TRANSACTIONS

        Subject to policies established by the Board of Directors, the Manager is responsible for the execution of Fund transactions and the allocation of brokerage transactions for the respective Funds. As a general matter in executing Fund transactions, the Manager may employ or deal with such brokers or dealers as may, in the Manager’s best judgment, provide prompt and reliable execution of the transaction at favorable security prices and reasonable commission rates. In selecting brokers or dealers, the Manager will consider all relevant factors, including the price (including the applicable brokerage commission or dealer spread), size of the order, nature of the market for the security, timing of the transaction, the reputation, experience and financial stability of the broker-dealer, the quality of service, difficulty of execution and operational facilities of the firm involved and in the case of securities, the firm’s risk in positioning a block of securities. Prices paid to dealers in principal transactions through which most debt securities and some equity securities are traded generally include a spread, which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. Each Fund that invests in securities traded in the over-the-counter markets may engage in transactions with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. A Fund has no obligation to deal with any broker or group of brokers in the execution of Fund transactions.

        The Manager may select broker-dealers which provide it with research services and may cause a Fund to pay such broker-dealers commissions which exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Research services furnished by brokers through which a Fund effects securities transactions may be used by the Manager in advising other funds or accounts and, conversely, research services furnished to the Manager by brokers in connection with other funds or accounts the Manager advises may be used by the Manager in advising a Fund. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Manager under the Management Agreement. The Funds may purchase and sell Fund portfolio securities to and from dealers who provide the Fund with research services. Fund transactions will not be directed to dealers solely on the basis of research services provided.

        Investment decisions for each Fund and for other investment accounts managed by the Manager are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may be made for a Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). Although in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

        The Funds paid the following amounts in portfolio brokerage commissions:

	Fiscal Year Ended September 30, 2003	Fiscal Year Ended September 30, 2002	Fiscal Year Ended September 30, 2001
Cornerstone Growth Fund	$2,109,028	$1,018,567	$682,201
Cornerstone Value Fund	$44,151	$54,919	$60,090
Focus 30 Fund*	$97,425	N/A	N/A

* The Focus 30 Fund commenced operations on September 17, 2003.

        During the fiscal year ended September 30, 2003, the transactions on which the Cornerstone Growth Fund paid $2,109,028 in portfolio brokerage commissions totaled $1,002,547,503. Of this amount, the Cornerstone Growth Fund paid $1,885,400 in portfolio brokerage commissions on transactions totaling $888,992,982 to brokers that provided research services to the Fund. During the fiscal year ended September 30, 2003, the transactions on which the Cornerstone Value Fund paid $44,151 in portfolio brokerage commissions totaled $21,819,570. Of this amount, the Cornerstone Value Fund paid $43,081 in portfolio brokerage commissions on transactions totaling $21,216,859 to brokers that provided research services to the Fund. During the fiscal year ended September 30, 2003, the transactions on which the Focus 30 Fund paid $97,425 in portfolio brokerage commissions totaled $34,024,974. Of this amount, the Focus 30 Fund paid no portfolio brokerage commissions on transactions to brokers that provided research services to the Fund.

        PORTFOLIO TURNOVER. For reporting purposes, a Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, securities with maturities at the time of acquisition of one year or less are excluded. The Manager will adjust a Fund’s assets as it deems advisable, and portfolio turnover will not be a limiting factor should the Manager deem it advisable for a Fund to purchase or sell securities. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions, other transaction costs, and a possible increase in short-term capital gains or losses. See “Valuation of Shares” and “Additional Information about Distributions and Taxes” below.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

        You may purchase and redeem shares of each Fund on each day on which the New York Stock Exchange, Inc. (“NYSE”) is open for trading (“Business Day”). Currently, the NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Such purchases and redemptions of the shares of each Fund are effected at their respective net asset values per share determined as of the close of the NYSE (normally 4:00 P.M., Eastern time) on that Business Day. The time at which the transactions are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 P.M., Eastern time.

        Hennessy Mutual Funds may suspend redemption privileges of shares of any Fund or postpone the date of payment during any period (i) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC; (ii) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for Hennessy Mutual Funds to dispose of securities owned by it or to determine fairly the value of its assets; or (iii) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder’s cost, depending on the market value of the Funds securities at the time.

        Hennessy Mutual Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Hennessy Mutual Funds uses some or all of the following procedures to process telephone redemptions: (i) requesting a shareholder to correctly state some or all of the following information: account number, name(s), social security number registered to the account, personal identification, banking institution, bank account number and the name in which the bank account is registered; (ii) recording all telephone transactions; and (iii) sending written confirmation of each transaction to the registered owner.

        The payment of the redemption price may be made in money or in kind, or partly in money and partly in kind, as determined by the Directors. However, each Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in money up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. While the Rule is in effect, such election may not be revoked without the approval of the SEC. It is contemplated that if the Fund should redeem in kind, securities distributed would be valued as described below under “Net Asset Value,” and investors would incur brokerage commissions in disposing of such securities. If a Fund redeems in kind, the Fund will not distribute depository receipts representing foreign securities.

VALUATION OF SHARES

        The net asset value for the shares of each Fund normally will be determined on each day the NYSE is open for trading. The net assets of each Fund are valued as of the close of the NYSE (normally 4:00 P.M., Eastern time) on each Business Day. Each Fund’s net asset value per share is calculated separately.

        For each Fund, the net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets, less its liabilities, by the number of outstanding shares of the Fund, and adjusting the result to the nearest full cent. Securities listed on the NYSE, American Stock Exchange or other national exchanges are valued at the last sale price on such exchange on the day as of which the net asset value per share is to be calculated. Over-the-counter securities included in the NASDAQ National Market System are valued at the NASDAQ official closing price. Bonds and other fixed-income securities are valued using market quotations provided by dealers, and also may be valued on the basis of prices provided by pricing services when the Board of Directors believes that such prices reflect the fair market value of such securities. If there is no sale in a particular security on such day, it is valued at the mean between the bid and asked prices. Other securities, to the extent that market quotations are readily available, are valued at market value in accordance with procedures established by the Board of Directors. Any other securities and other assets for which market quotations are not readily available are valued in good faith in a manner determined by the Board of Directors best to reflect their full value.

ADDITIONAL INFORMATION ABOUT DIVIDENDS AND TAXES

        The Funds intend to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”). As long as a Fund so qualifies, a Fund will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders. If a Fund fails to qualify as a RIC in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund that did not qualify as a RIC would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.

        Dividends paid by a Fund from its ordinary income or from an excess of net realized short-term capital gains over net long-term capital losses (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income. (Note that a portion of the Funds’ dividends may be taxable to investors at the lower rate applicable to dividend income.) Distributions made from a Fund’s net realized capital gains are taxable to shareholders as capital gains, regardless of the length of time the shareholder has owned Fund shares. Not later than 60 days after the close of its taxable year, the Funds will provide shareholders with a written notice designating the amounts of any ordinary income dividends or capital gains dividends. Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

        At September 30, 2003, the Cornerstone Value Fund had a capital loss carryforward available for federal income tax purposes of $2,747,053, which will expire September 30, 2007, through September 30, 2011. At September 30, 2003, the Focus 30 Fund had a capital loss carryforward available for federal income tax purposes of $9,752,982, which will expire September 30, 2008, through September 30, 2009.

        Additionally, at September 30, 2003, the Cornerstone Growth Fund and Cornerstone Value Fund deferred on a post-tax basis a post-October loss of $44,076,803 and $1,675,966, respectively.

        Dividends are taxable to shareholders even though they are reinvested in additional shares of a Fund. A portion of the ordinary income dividends paid by the Funds may be eligible for the 70% dividends received deduction allowed to corporations under the Code, if certain requirements are met. If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

        Redemptions and exchanges of a Fund’s shares are taxable events, and, accordingly, shareholders may realize gains or losses on such events. A loss realized on a sale or exchange of shares of a Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Fund shares held for six months or less, which is now disallowed, will be treated as long-term capital loss to the extent of any capital gains distributions received by the shareholder with respect to such shares.

        Under certain provisions of the Code, some shareholders may be subject to a 28% withholding tax on reportable dividends, capital gains distributions and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with Hennessy Mutual Funds or who, to Hennessy Mutual Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

        The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, and does not address the state and local tax, or estate or inheritance tax, consequences of an investment in a Fund. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

        Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state, local or foreign taxes or estate or inheritance tax. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund.

PERFORMANCE INFORMATION

        From time to time, the Funds may advertise several types of performance information. The Funds may advertise “average annual total return,” “average annual total return (before and after taxes)” “total return” and “cumulative total return.” The Funds may occasionally cite statistics to reflect volatility or risk. Each of these figures is based upon historical results and is not necessarily representative of the future performance of the Funds.

Average Annual Total Return

        Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund for the stated period, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Fund during a specific period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not elapsed, at the end of the shorter period corresponding to the life of the Fund). Average annual total return figures refer to the rate of return that, if applied to an initial investment at the beginning of the stated period and compounded over the period, would result in the redeemable value of the investment at the end of the stated period. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question. Cumulative total return reflects a Fund’s performance over a stated period of time.

        Each Fund’s average annual total return (before taxes) figures are computed in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1 + T)n = ERV

Where:	P	=	a hypothetical initial payment of $1,000
	T	=	average annual total return
	n	=	number of years
	ERV	=	ending redeemable value (before taxes) at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

This calculation (i) assumes all dividends and distributions are reinvested at net asset value or the appropriate reinvestment dates as described in the Prospectus, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all investor accounts.

        Total return is the cumulative rate of investment growth which assumes that income dividends and capital gains are reinvested. It is determined by assuming a hypothetical investment at the net asset value at the beginning of the period, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period, subtracting the amount of the original investment, and dividing this amount by the amount of the original investment. This calculated amount is then expressed as a percentage by multiplying by 100.

        The average annual total return (before taxes) for each of the Cornerstone Growth Fund, Cornerstone Value Fund and Focus 30 Fund is set forth in the following table. The Cornerstone Growth Fund, Series II is a newly-organized Fund.

Average Annual Rates of Return
(before taxes)
(as of September 30, 2003)

	One Year	Five Years	Since Inception(1)
Cornerstone Growth Fund	31.67%	20.03%	15.82%
Cornerstone Value Fund	19.88%	5.10%	5.13%
Focus 30 Fund	N/A	N/A	(4.46%)

(1)	The inception date of Cornerstone Growth Fund and Cornerstone Value Fund is November 1, 1996. The Focus 30 Fund commenced operations advised by the Manager on September 17, 2003.

Average Annual Total Return (After Taxes on Distributions)*

        The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n = ATVD

Where:
P	=	a hypothetical initial payment of $1,000
T	=	average annual total return (after taxes on distributions)
n	=	number of years
ATVD	=	ending value of a hypothetical $1,000 payment made at the beginning of such periods after taxes on
Fund distributions, but not after taxes on redemption.

        The average annual total return (after taxes on distributions) for each of the Cornerstone Growth Fund, Cornerstone Value Fund and Focus 30 Fund is set forth in the following table. The Cornerstone Growth Fund, Series II is a newly-organized Fund.

Average Annual Rates of Return
(after taxes on distributions)
(as of September 30, 2003)

	One Year	Five Years	Since Inception(1)
Cornerstone Growth Fund	30.77%	17.60%	13.21%
Cornerstone Value Fund	18.93%	2.88%	3.42%
Focus 30 Fund	N/A	N/A	(4.46%)

(1)	The inception date of Cornerstone Growth Fund and Cornerstone Value Fund is November 1, 1996. The Focus 30 Fund commenced operations advised by the Manager on September 17, 2003.

Average Annual Total Returns (After Taxes on Distributions and Redemptions)*

        The average annual total returns (after taxes on distribution and redemptions) is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n = ATVDR

Where:
P	=	a hypothetical initial investment of $1,000
T	=	average and annual total return (after taxes on distributions and redemptions)
n	=	number of years
ATVDR	=	ending value of a hypothetical $1,000 payment made at the beginning of such periods after taxes on
Fund distributions and redemptions

        The average annual total return (after taxes on distributions and redemptions) for each of the Cornerstone Growth Fund, Cornerstone Value Fund and Focus 30 Fund is set forth in the following table. The Cornerstone Growth Fund, Series II is a newly-organized Fund.

Average Annual Rates of Return
(after taxes on distributions and redemptions)
(as of September 30, 2003)

	One Year	Five Years	Since Inception(1)
Cornerstone Growth Fund	20.99	16.16	12.27
Cornerstone Value Fund	12.78	2.96	3.33
Focus 30 Fund	N/A	N/A	(2.90

(1)	The inception date of Cornerstone Growth Fund and Cornerstone Value Fund is November 1, 1996. The Focus 30 Fund commenced operations advised by the Manager on September 17, 2003.

* NOTE: For purposes of the computations of “after taxes on distributions” and “after taxes on distributions and redemptions,” all distributions were considered reinvested and taxes on distributions were calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date(s). State, local and federal alternative minimum taxes were disregarded, and the effect of phase outs of certain exemptions, deductions and credits at various levels were also disregarded. Tax rates may vary over the performance measurement period. The tax rates on distributions used correspond to the tax character of the distributions (e.g. ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Capital gains taxes on redemption were calculated using the highest applicable federal individual capital gains tax rate(s) in effect on the redemption date for gains of the appropriate character and separately track the basis and holding period for the initial investment and each subsequent purchase through reinvested dividends and distributions. For purposes of the computation of “after taxes on distributions and redemptions” the tax benefit from capital losses, if any, resulting from the redemption is added to the ending redeemable value. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are generally not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

        Each Fund may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Inc. (“Lipper”) as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Fund may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in Lipper Performance Analysis. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized such as Barron’s, Business Week, CDA Technologies, Inc., Changing Times, Consumer’s Digest, Dow Jones Industrial Average, Financial Planning, Financial Times, Financial World, Forbes, Fortune, Hulbert’s Financial Digest, Institutional Investor, Investors Business Daily, Money, Morningstar Mutual Funds, The New York Times, Personal Investor, Stanger’s Investment Adviser, Value Line, The Wall Street Journal, Wiesenberger Investment Company Service and USA Today.

        The performance figures described above may also be used to compare the performance of a Fund’s shares against certain widely recognized standards or indices for stock market performance. The following are the indices against which the Funds may compare performance:

        The Standard & Poor’s Composite Index of 500 Stocks (the “S&P 500 Index”) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock exchange or traded OTC are included. The 500 companies represented include industrial, transportation and financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

        The Wilshire 5000 Equity Index (or its component indices) represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

        The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

        The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the Value Line Investment Survey.

        The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the Russell 3000 Index’s market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

        The Russell 1000 Index comprises large-cap U.S. stocks and is commonly used as a benchmark for U.S. funds.

        The Lipper Small-Cap Growth Funds Index is an unmanaged index which measures the composite performance of the 30 largest “small-cap growth” mutual funds, as categorized by Lipper.

        The Lipper Multi-Cap Value Funds Index is an unmanaged index which measures the composite performance of the 30 largest “multi-cap value” mutual funds, as categorized by Lipper.

        In reports or other communications to shareholders, Hennessy Mutual Funds may also describe general economic and market conditions affecting the Funds and may compare the performance of the Funds with: (i) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of mutual funds; (ii) IBC/Donoghue’s Money Fund Report; (iii) other appropriate indices of investment securities and averages for peer universes of funds which are described in this SAI, or (iv) data developed by the Manager derived from such indices or averages.

ANTI-MONEY LAUNDERING PROGRAM

        The Funds have established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Funds’ Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

        Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. No Fund will transact business with any person or entity whose identity cannot be adequately verified under the provision of the USA PATRIOT Act.

        As a result of the Program, the Funds may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Funds may be required to transfer the account or proceeds of the account to a governmental agency.

OTHER INFORMATION

        HISTORY. The Funds are organized as separate investment portfolios or series of Hennessy Mutual Funds, a Maryland corporation which was incorporated on May 20, 1996 under the name “O’Shaughnessy Funds, Inc”. Hennessy Mutual Funds is an open-end management investment company registered under the 1940 Act. Each of the Funds is a diversified portfolio.

        DESCRIPTION OF SHARES. Each Fund is authorized to issue 25,000,000,000 shares of a single class, par value $0.0001 per share.

        The Articles of Incorporation of Hennessy Mutual Funds authorize the Board of Directors to classify and reclassify any and all shares which are then unissued into any number of classes, each class consisting of such number of shares and having such designations, powers, preferences, rights, qualifications, limitations and restrictions, as shall be determined by the Board, subject to the 1940 Act and other applicable law, and provided that the authorized shares of any class shall not be decreased below the number then outstanding and the authorized shares of all classes shall not exceed the amount set forth in the Articles of Incorporation, as in effect from time to time.

        Shareholders of Hennessy Mutual Funds are entitled to one vote for each full share held and fractional votes for fractional shares held on certain Fund matters, including the election of directors, changes in fundamental policies, or approval of changes in the Management Agreement, irrespective of the series thereof, and (except as set forth below) all shares of all series shall vote together as a single class. All shares of all series will not vote together as a single class as to matters with respect to which a separate vote of any series is required by the 1940 Act, or any rules, regulations or orders issued thereunder, or by the Maryland General Corporation Law. In the event that such separate vote requirement applies with respect to one or more series, then the shares of all other series not entitled to a separate class vote shall vote as a single class, provided that, as to any matter which does not affect the interest of a particular series, such series shall not be entitled to vote. Voting rights are not cumulative, so that holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of Hennessy Mutual Funds, in which event the holders of the remaining shares are unable to elect any person as a director.

        Each full share and fractional share of a Fund entitles the shareholder to receive a proportional interest in the respective Fund’s capital gain distributions. In the event of the liquidation of a Fund, shareholders of such Fund are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

        The Funds are not required to hold annual meetings of shareholders and do not intend to do so except when certain matters, such as a change in a Fund’s fundamental policies, are to be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting if they wish, for the purpose of voting on the removal of any Fund director.

        REGISTRATION STATEMENT. This SAI and the Fund Prospectus does not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Fund Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

        Statements contained in this SAI and the Fund Prospectus as to the contents of any contract or other document are not complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this SAI and the Fund Prospectus form a part, each such statement being qualified in all respects by such reference.

        COUNSEL AND INDEPENDENT AUDITORS. The law firm of Foley & Lardner, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as counsel to the Funds. KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, serves as independent auditors to the Funds.

        TRANSFER AGENT AND CUSTODIAN. U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent for the Funds pursuant to a Transfer Agent Agreement. Under the Transfer Agent Agreement, the Transfer Agent has agreed to issue and redeem shares of each Fund, make dividend and other distributions to shareholders of each Fund, respond to correspondence by Fund shareholders and others relating to its duties, maintain shareholder accounts, and make periodic reports to the Funds. U.S. Bank, National Association (the “Custodian”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as custodian for the Funds pursuant to a Custodian Agreement. Under the Custodian Agreement, the Custodian will be responsible for, among other things, receipt of and disbursement of funds from the Funds’ account, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.